SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND SUMMARY PROSPECTUS:

DWS Dreman Small Cap Value Fund

Effective on January 31, 2011, or such earlier date as the fund’s advisor may determine (the “Cease Sales Date”), the DWS Dreman Small Cap Value Fund will be closed to new investors except as described below. Unless you fit into one of the investor eligibility categories described below, you may not invest in the fund after the Cease Sales Date.

You may purchase fund shares through your existing fund account and reinvest dividends and capital gains if, as of 4:00 p.m. Eastern time on the Cease Sales Date, you are:

■	A current fund shareholder; or

■	A participant in any group retirement, employee stock bonus, pension or profit sharing plan that offers the fund as an investment option.

New accounts that may purchase fund shares may be opened for:

■	Transfers of shares from existing accounts in this fund (including IRA rollovers);

■	Officers, Trustees and Directors of the DWS Funds, and full–time employees and their family members of Deutsche Investment Management Americas Inc. (”DIMA”) and its affiliates;

■
Any group retirement, employee stock bonus, pension or profit sharing plan using the Flex subaccount recordkeeping system made available through ExpertPlan Inc. or Omni recordkeeping system made available through ADP, Inc. under an alliance with DWS Investments Distributors, Inc. (”DIDI”);

■
Any discretionary wrap program that holds fund shares as of the Cease Sales Date may continue to make additional purchases of fund shares and to add new accounts that may purchase fund shares. These programs must be pre–approved by DIMA;

■
Any group retirement, employee stock bonus, pension or profit sharing plan, other than plans distributed through the ExpertPlan or ADP alliances, that includes the fund as an investment option as of the Cease Sales Date;

■
All retirement plans and discretionary wrap programs that have approved the fund as an investment option as of the Cease Sales Date, but that have not opened an account as of that date, may open an account and make purchases of fund shares and add new accounts, provided that the retirement plan or the discretionary wrap program opens its initial account with the fund prior to April 30, 2011. Documentation of fund selection must be provided to the advisor prior to the Cease Sales Date.

■	Accounts managed by DIMA, any advisory products offered by DIMA or DIDI and for the portfolios of DWS Target Date Series or other “fund of funds” managed by DIMA or its affiliates.

■
In the case of certain mergers or reorganizations, retirement plans may be able to add the closed fund as an investment option and sponsors of certain wrap programs with existing accounts in the fund would be able to continue to invest in the fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan or wrap program. In addition, new accounts may be permitted in the fund for certain plans and programs offered in connection with employer–sponsored retirement plans where the retirement plan has an existing account in the fund. Requests for new accounts into the fund will be reviewed by management on an individual basis, taking into consideration whether the addition to the fund is believed to negatively impact existing fund shareholders.

■
Under certain circumstances, all or a portion of the shares held in a closed fund account may be reallocated to a different form of ownership; this may include, but is not limited to, mandatory retirement distributions, legal proceedings, estate settlements, and the gifting of fund shares;

January 3, 2011 PROSTKR–7

Except as otherwise noted, these restrictions apply to investments made directly with DIDI, the fund’s principal underwriter or through an intermediary relationship with a financial services firm established with respect to the DWS Funds as of the Cease Sales Date. Institutions that maintain omnibus account arrangements are not allowed to open new sub–accounts for new investors, unless the investor is one of the types listed above. Once an account is closed, new investments will not be accepted unless you satisfy one of the investor eligibility categories listed above.

Exchanges will not be permitted unless the exchange is being made into an existing fund account. DIDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase fund shares.

The fund may allow new investments into the fund in certain other circumstances. The fund may resume sales of shares to additional investors at some future date, but as of the date of this sticker has no intention to do so.

Please Retain This Supplement for Future Reference

January 3, 2011 PROSTKR–7